UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2010

FIRST REPUBLIC PREFERRED CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-33461	91-1971389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Pine Street, San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 392-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

As a result of the Transaction described in Item 5.01 below, First Republic Bank (the “Parent”) replaced Bank of America, National Association (“BANA”) as the direct parent and holder of 100% of the common stock of the Registrant. Because the Parent has authorized classes of preferred stock, the automatic exchange feature of the Registrant’s 10.5% Noncumulative Perpetual Series A Preferred Stock and 7.25% Noncumulative Perpetual Series D Preferred Stock (the “Preferred Stock”) were reinstated as of July 1, 2010. In connection with the Transaction, the Registrant’s board of directors (the “Board”) approved and adopted amendments to the Certificates of Designations of the Registrant’s Preferred Stock (the “Certificates of Designations”), which amendments were effective immediately following the closing of the Transaction. The amendments updated references to the new parent company and its primary regulator, updated references to the Advisory Agreement and Master Loan Purchase and Servicing Agreement and made other non-substantive and conforming changes.

This summary of the amendments to the Certificates of Designations is qualified in its entirety by reference to the actual text of the Certificates of Designations, as amended, which are attached hereto as Exhibits 3.1 and 3.2 and are incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On July 1, 2010, the audit committee of the board of directors of the Registrant approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s principal independent accountants to audit the Registrant’s financial statements. KPMG currently serves as the Parent’s principal independent accountant. Concurrent with this action, the audit committee participated in and approved the decision to dismiss PricewaterhouseCoopers LLP (“PwC”) effective July 1, 2010 as the Registrant’s principal independent registered public accounting firm. PwC became the Registrant’s independent accountants when Bank of America Corporation acquired 100% of the Registrant’s common stock on January 1, 2009.

The audit report of PwC on the Registrant’s financial statements, as of and for the fiscal year ended December 31, 2009 did not contain any adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2009 and the subsequent interim period through July 1, 2010: (1) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference in connection with its audit opinion to the subject matter of the disagreement; and (2) there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal year ended December 31, 2009 and the subsequent interim period through the date of the engagement of KPMG, the Registrant did not consult with KPMG regarding any matter requiring disclosure under Item 304(a)(2) of Regulation S-K.

The Registrant provided PwC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”). PwC has provided the Registrant with a letter addressed to the SEC stating whether it agrees with the above statements, a copy of which is filed as Exhibit 16.1 hereto.

Item 5.01	Changes in Control of Registrant.

On October 21, 2009, the Parent (then known as Sequoia Acquisition, Inc.) entered into a Purchase and Sale Agreement among the Parent, Merrill Lynch Bank & Trust Co., F.S.B. and BANA, whereby the Parent agreed to purchase certain assets and assume certain liabilities related to the business operated through BANA’s First Republic Bank division and certain of BANA’s subsidiaries, including the Registrant (the “Transaction”). In connection with the Transaction, capital was contributed to the Parent by a number of investors led by existing management and including investment funds managed by Colony Capital, LLC and General Atlantic LLC.

At the closing of the Transaction on July 1, 2010, the Parent acquired 30,538,277 shares of common stock of the Registrant from BANA, which is 100% of the Registrant’s outstanding Common Stock. The Parent purchased the common stock of the Registrant at net book value.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective as of the closing of the Transaction on July 1, 2010, the Parent appointed Mr. James P. Conn and Mr. Charles V. Moore as members of the Registrant’s Board. Mr. Conn will also be appointed to the audit committee of the Board effective July 1, 2010.

Mr. Conn is retired. He was formerly Chief Investment Officer of Financial Security Assurance, Inc. and Transamerica, Inc. He is a director of Gabelli Equity Trust, Gabelli Utility Trust, Gabelli Global Multimedia Trust, Gabelli Dividend and Income Trust, Gabelli Global Gold, Natural Resources and Income Trust, Gabelli Global Utility and Income Trust and seven Gabelli open end mutual funds. From 1997 to 2007, Mr. Conn was a director of First Republic Bank.

Mr. Moore is retired. From 2003 to 2009, Mr. Moore was an executive of First Republic Investment Management, a wholly owned subsidiary of First Republic Bank. From 1977 to 2003, he was president of its predecessor, Trainer, Wortham & Company, Incorporated, investment advisors. From 1997 to 2009, Mr. Moore was a director of First Republic Bank.

There are no arrangements or understandings between Mr. Conn or Mr. Moore and any other persons pursuant to which Mr. Conn or Mr. Moore was selected as a director.

As remuneration for their service as directors, Mr. Conn and Mr. Moore will receive the same annual fee as the other non-executive directors of the Registrant.

The information about transactions with related persons required by Item 404(a) of Regulation S-K with respect to Mr. Conn and Mr. Moore is not available at this time and will be included in an amendment to this Form 8-K when it is available.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2010, the Registrant filed a Certificate of Amendment with the Secretary of State of the State of Nevada to permit the Parent to acquire 100% of the outstanding shares of common stock of the Registrant as part of the Transaction described in Item 5.01 above. To ensure that the Registrant remains qualified as a real estate investment trust under the Internal Revenue Code of 1986, as amended, the Articles of Incorporation, as amended, of the Registrant (the “Articles”) limit the number of shares of capital stock of the Registrant that may be held by a person, subject to certain exceptions. One exception is if the person is “First Republic,” which was previously defined as “First Republic Bank, a Nevada state chartered bank”. The current amendment changes the definition of “First Republic” to include successors to the previous institution, including the Parent, along with other conforming and non-substantive changes. The Certificate of Amendment is attached hereto as Exhibit 3.3 and is incorporated herein by reference.

Amendments made to the Certificates of Designations are described in Item 3.03 above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

3.1	Certificate of Designations of the 10.5% Noncumulative Perpetual Series A Preferred Shares, including any amendment thereto.

3.2	Certificate of Designations of the 7.25% Noncumulative Perpetual Series D Preferred Shares, including any amendment thereto.

3.3	Certificate of Amendment of First Republic Preferred Capital Corporation.

16.1	Letter dated July 1, 2010 of PricewaterhouseCoopers LLP to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REPUBLIC PREFERRED CAPITAL CORPORATION
(Registrant)

Date: July 2, 2010	By:	/S/ WILLIS H. NEWTON, JR.
Willis H. Newton, Jr.
Vice President, Chief Financial Officer and Director
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designations of the 10.5% Noncumulative Perpetual Series A Preferred Shares, including any amendment thereto.

3.2	Certificate of Designations of the 7.25% Noncumulative Perpetual Series D Preferred Shares, including any amendment thereto.

3.3	Certificate of Amendment of First Republic Preferred Capital Corporation.

16.1	Letter dated July 1, 2010 of PricewaterhouseCoopers LLP to the SEC.